EXHIBIT 10.17

THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED
                      ----------
STATES  SECURITIES  AND  EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY
STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR
               ---                         ----------
SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


                                SECURED DEBENTURE
                                NS8  CORPORATION
                        5% SECURED CONVERTIBLE DEBENTURE
                                  MAY 19, 2004

No.  ___                                                                US$

     This  Secured  Debenture  (the "Debenture") is issued by NS8 Corporation, a
                                     ---------
Delaware  corporation (the "Company"), to ____________________________ (together
                            -------
with  its permitted successors and assigns, the "Holder") pursuant to exemptions
                                                 ------
from  registration  under  the  Securities  Act  of  1933,  as  amended.

                                   ARTICLE I.

     Section 1.01     PRINCIPAL AND INTEREST.  For value received, , the Company
                      ----------------------
hereby promises to pay on May ____ 2007 to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of ______________ U.S. Dollars (US$_________), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the third (3rd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of


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shares  of  Common  Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

     Section  1.02     OPTIONAL  CONVERSION.  The  Holder  is  entitled,  at its
                       --------------------
option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares")
                                                             -----------------
of the Company's common stock, par value US$0.001 per share ("Common Stock"), at
                                                              ------------
the  price  per  share  (the  "Conversion  Price") equal to the lesser of (a) an
                               -----------------
amount equal to one hundred twenty percent (120%) of the closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Closing Bid Price") as of the date hereof, or (b) an
                            -----------------
amount  equal  to  eighty  percent  (80%) of the lowest closing bid price of the
Company's  Common  Stock,  as quoted by Bloomberg, LP (the "Closing Bid Price"),
                                                            -----------------
for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein, "Principal Market" shall mean The
        -----------------                       ----------------
National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address
                              -----------------
as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion
 ----------------
Notice.

     Section  1.03     RESERVATION  OF  COMMON STOCK.  The Company shall reserve
                       -----------------------------
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section 1.04     RIGHT OF REDEMPTION.  The Company at its option shall have
                      -------------------
the right to redeem, with three (3) business days advance written notice (the "Redemption Notice"), a portion or all outstanding convertible debenture. The
 ------------------
redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest.

     In the event the Company exercises a redemption of either all or a portion the Convertible Debenture, the Holder shall receive a warrant to purchase fifty thousand (50,000) shares of the Company's Common Stock for every One Hundred Thousand U.S. Dollars (US$100,000) redeemed, pro rata (the "Warrant")
                                                                    -------
substantially in the form attached hereto as Exhibit "B". The Warrant shall be exercisable on a "cash basis" and have an exercise price of one hundred twenty


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percent  (120%)  of  the  Closing Bid Price of the Company's Common Stock on the
Closing Date. The Warrant shall have "piggy-back" and demand registration rights and shall survive for two (2) years from the Closing Date.

     Section 1.05     REGISTRATION RIGHTS.  The Company is obligated to register
                      -------------------
the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights
                                                    ----------------------------
Agreement").
---------

     Section  1.06     INTEREST  PAYMENTS.  The interest so payable will be paid
                       ------------------
at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section  1.07     PAYING  AGENT AND REGISTRAR.  Initially, the Company will
                       ---------------------------
act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section 1.08     SECURED NATURE OF DEBENTURE.  This Debenture is secured by
                      ---------------------------
all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof between the Company and the Holder (the "Security Agreement"). As set forth in the Security Agreement, Holder's
 -------------------
security  interest shall terminate upon the occurrence of an Expiration Event as
 ------
defined  in  the  Security  Agreement.

                                   ARTICLE II.

     Section  2.01     AMENDMENTS  AND WAIVER OF DEFAULT.  The Debenture may not
                       ---------------------------------
be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

     Section  3.01     EVENTS  OF  DEFAULT.  An  Event  of Default is defined as
                       -------------------
follows:  (a) failure by the Company to pay amounts due hereunder within fifteen
(15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer


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agent  to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Cornell Capital Partners, L.P. (the "Securities Purchase
                                                             -------------------
Agreement"),  convert  all  debentures  outstanding and accrued interest thereon
---------
into  shares  of  Common  Stock  pursuant  to  Section  1.02  herein.

     Section  3.02     FAILURE  TO ISSUE UNRESTRICTED COMMON STOCK. As indicated
                       -------------------------------------------
in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                   ARTICLE IV.

     Section  4.01     RIGHTS AND TERMS OF CONVERSION.  This Debenture, in whole
                       ------------------------------
or in part, may be converted at any time following the date hereof, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02  above.

     Section  4.02     RE-ISSUANCE  OF  DEBENTURE.  When  the  Holder  elects to
                       --------------------------
convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     Section  4.03     TERMINATION  OF CONVERSION RIGHTS.  The Holder's right to
                       ---------------------------------
convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the third (3rd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

     Section 5.01     ANTI-DILUTION.  In the event that the Company shall at any
                      -------------
time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.


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     Section 5.02     CONSENT  OF HOLDER TO SELL CAPITAL STOCK OR GRANT SECURITY
                      ----------------------------------------------------------
INTERESTS.  Except  for the Standby Equity Distribution Agreement dated the date
---------
hereof between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell
(i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

                                   ARTICLE VI.

     Section 6.01     NOTICE.  Notices regarding this Debenture shall be sent to
                      ------
the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:
If  to  the  Company,  to:     NS8  Corporation
                               Two  Union  Square
                               601  Union  Street  -  Suite  2400
                               Seattle,  WA  98101
                               Attention:      Peter  Hogendoorn
                               Telephone:    (206)  652-3338
                               Facsimile:     (206)  652-3205

                               NS8  Corporation
                               200-1311  Howe  Street
                               Vancouver,  BC  Canada  V6Z  2P3
                               Telephone:  (604)  677-6994
                               Facsimile:   (604)  677-7011

With  a  copy  to:             Gottbetter  &  Partners,  LLP
                               488  Madison  Avenue
                               New  York,  NY  10016
                               Attention:    Adam  S.  Gottbetter,  Esq.
                               Telephone:  (212)  400-6900
                               Facsimile:   (212)  400-6901

If  to  the  Holder:           Cornell  Capital  Partners,  LP
                               101  Hudson  Street,  Suite  3606
                               Jersey  City,  NJ  07303
                               Telephone:  (201)  985-8300
                               Facsimile:  (201)  985-8266


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With  a  copy  to:             Butler  Gonzalez  LLP
                               1416  Morris  Avenue,  Suite  207
                               Union,  NJ  07083
                               Attention:  David  Gonzalez,  Esq.
                               Telephone:  (908)  810-8588
                               Facsimile:  (908)  810-0973


     Section  6.02     GOVERNING LAW.  This Debenture shall be deemed to be made
                       -------------
under and shall be construed in accordance with the laws of the State of Delaware without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non
                                                                       ----- ---
conveniens  to  the  bringing  of  any  such  proceeding  in such jurisdictions.
    ------

     Section  6.03     SEVERABILITY.  The invalidity of any of the provisions of
                       ------------
this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section  6.04     ENTIRE  AGREEMENT  AND  AMENDMENTS.  This  Debenture
                       ----------------------------------
represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     Section  6.05     COUNTERPARTS.  This Debenture may be executed in multiple
                       ------------
counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                                        NS8   CORPORATION

                                                        By: /s/ Peter Hogendoorn
                                                             -------------------
                                                        Name:   Peter Hogendoorn
                                                        Title:  CEO


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